Exhibit 99.1 FOR IMMEDIATE RELEASE PINNACLE AND SYNOVUS SHAREHOLDERS VOTE IN FAVOR OF COMBINING FIRMS NASHVILLE, TN AND COLUMBUS, GA, Nov. 6, 2025 – At separate meetings held today, shareholders of Pinnacle Financial Partners (Nasdaq/NGS: PNFP) and Synovus Financial Corp. (NYSE: SNV) approved the proposed merger of the two firms. At the Synovus special meeting, preliminary results showed approximately 91.5 percent of the votes cast were in favor of the combination, representing approximately 69.4 percent of the total number of outstanding shares entitled to vote as of Sept. 26, 2025, the record date for the Synovus special meeting. In preliminary results from the Pinnacle special meeting, approximately 92.2 percent of the votes cast were in favor of the combination, representing approximately 73.2 percent of the total number of outstanding shares entitled to vote as of Sept. 26, 2025, the record date for the Pinnacle special meeting. “Today's shareholder vote with 92.2 percent of votes cast in favor of our merger with Synovus confirmed the value our management and board saw when we announced the deal,” said Pinnacle President and CEO Terry Turner, who will be chairman of the board at the combined company. “This is a major milestone on our way to building what we believe will be the peer leader in terms of sustainable revenue and EPS growth, two of the most highly correlated metrics with total shareholder return.” “Shareholder approval at 91.5 percent of votes cast marks a defining moment in our path forward,” said Kevin Blair, Synovus CEO and incoming CEO of the post-merger Pinnacle Financial Partners. “We believe this partnership is strategically and financially compelling, positioning us to create the fastest-growing, most profitable and dynamic regional bank in the country. Synovus and Pinnacle share foundational principles: exceptional team member engagement combined with best-in-class client loyalty drives top-quartile financial and business performance. Together, we unite from a position of strength and momentum with a bright future.” See a complete update of the merger process and a timeline of what’s ahead.

The next steps to merger close are regulatory approvals and satisfaction of other customary closing conditions set forth in the merger agreement. While that is pending, the firms’ integration management teams will continue their work building the blueprint for bringing the companies together, including further decisions on organizational charts, benefit plans, technology systems and more. The merger is expected to close in the first quarter of 2026. About Pinnacle Pinnacle Financial Partners provides a full range of banking, investment, trust, mortgage and insurance products and services designed for businesses and their owners and individuals interested in a comprehensive relationship with their financial institution. The firm is the No. 1 bank in the Nashville- Murfreesboro-Franklin MSA, according to 2025 deposit data from the FDIC. Pinnacle is No. 9 on FORTUNE magazine’s 2025 list of 100 Best Companies to Work For® in the U.S., its ninth consecutive appearance and was recognized by American Banker as one of America’s Best Banks to Work For 12 years in a row and No. 1 among banks with more than $10 billion in assets in 2024. The firm began operations in a single location in downtown Nashville, TN in October 2000 and has since grown to approximately $56.0 billion in assets as of September 30, 2025. As the second- largest bank holding company headquartered in Tennessee, Pinnacle operates in several primarily urban markets across the Southeast. Additional information concerning Pinnacle, which is included in the Nasdaq Financial-100 Index, can be accessed at www.pnfp.com. About Synovus Financial Corp. Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $60 billion in assets. Synovus provides commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of Sept. 30, 2025, Synovus has 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a Great Place to Work-Certified Company. Learn more about Synovus at synovus.com. Pinnacle Contacts Investors Harold Carpenter Chief Financial Officer harold.carpenter@pnfp.com Media Joe Bass Director of External Relations joe.bass@pnfp.com

Synovus Contacts Investors Jennifer H. Demba, CFA Senior Director, Investor Relations jenniferdemba@synovus.com Media Audria Belton Director, External Communications media@synovus.com Forward-Looking Statements This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. You can identify these forward- looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the amount of the costs, fees, expenses and charges related to the transaction, (5) the ability by each of Synovus and Pinnacle to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (7) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (8) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (9) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (11) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (12) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (13) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities. Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.